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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          May 12, 1998
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                           ADRENALIN INTERACTIVE, INC.
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             (Exact name of registrant as specified in its charter)


    Delaware                      0-27828                        13-3779546
(State or other                (Commission                     (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)


              5301 Beethoven Street, Los Angeles, California 90066
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:        (310) 821-7880
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                          WANDERLUST INTERACTIVE, INC.
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          (Former name or former address, if changed since last report)







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ITEM 5.    OTHER EVENTS.

           1. At Registrant's 1998 Annual Meeting of Shareholders held May 12, 1998 (the "1998 Annual Meeting"), shareholders owning a majority of Registrant's issued and outstanding Common Stock as of April 2, 1998 (the "Record Date") approved the change in Registrant's corporate name from "Wanderlust Interactive, Inc." to "Adrenalin Interactive, Inc." A Certificate of Amendment of Certificate of Incorporation of Registrant effecting such corporate name change was filed with the Delaware Secretary of State on May 14, 1998.

           2. At the 1998 Annual Meeting, shareholders owning a majority of Registrant's issued and outstanding Common Stock as of the Record Date also approved an increase in Registrant's authorized capitalization from 10,000,000 shares of Common Stock, $0.01 par value, to 20,000,000 of Common Stock, $0.01 par value. A Certificate of Amendment of Certificate of Incorporation of Registrant effecting such change in Registrant's authorized capitalization was filed with the Delaware Secretary of State's office on May 14, 1998.

           3. At the 1998 Annual Meeting, shareholders of Registrant owning a majority of Registrant's issued and outstanding Common Stock as of the Record Date also approved a 3-for-1 reverse stock split in respect of each of Registrant's then issued and outstanding shares of Common Stock. Notwithstanding the foregoing, Registrant's Board of Directors rescinded its prior approval of such 3-for-1 reverse stock split, effective as of the close of business on May 20, 1998, inasmuch as the stated reason therefor set forth in Registrant's proxy materials relating to the 1998 Annual Meeting failed to materialize. As a result, no such 3-for-1 reverse stock split has been, or will be, effected as a result of such vote.

ITEM 7.    FINANCIAL STATEMENT AND EXHIBITS.

           (c) Exhibits.

               3.1 Certificate of Amendment of Certificate of Incorporation of Registrant, dated May 12, 1998, filed with the Delaware Secretary of State on May 14, 1998.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          ADRENALIN INTERACTIVE, INC.



June 3, 1998                              By:   /s/ Jay Smith, III
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                                             Jay Smith, III, President and
                                             Chief Executive Officer





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